Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Feihe International, Inc. (the “Company”) on Form 10-K (the “ Company “) for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), the undersigned Chief Executive Officer and President, and the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Feihe International, Inc.

Date: March 27, 2013	By:	/s/ Leng You-Bin
Leng You-Bin, Chief Executive Officer and President
(Principal Executive Officer)

Date: March 27, 2013	By:	/s/ Liu Hua
Liu Hua, Chief Financial Officer
(Principal Accounting and Financial Officer)